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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 25, 2001



                              SL GREEN REALTY CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    Maryland
                            (STATE OF INCORPORATION)

                1-13199                       13-3956775
       (COMMISSION FILE NUMBER)               (IRS EMPLOYER ID. NUMBER)


                              420 Lexington Avenue                 10170
                               New York, New York                  (ZIP CODE)
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 594-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

      99.1  Supplemental Package

ITEM 9.     REGULATION FD DISCLOSURE

      Following the issuance of a press release on July 24, 2001 announcing the Company's results for the second quarter ended June 30, 2001, the Company is also making available supplemental information regarding the Company's operations that is too voluminous for a press release. The Company is attaching this supplemental package as Exhibit 99.1 to this Current Report on Form 8-K. The press release for the first quarter has been filed under a separate Form 8-K dated July 24, 2001.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SL GREEN REALTY CORP.





                                     /s/ Thomas E. Wirth
                                    --------------------------------------------
                                    Thomas E. Wirth
                                    Executive Vice President, Chief Financial
                                    Officer



Date:  July 25, 2001


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